INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED APRIL 5, 2023 TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED february 28, 2023, AS PREVIOUSLY sUPPLEMENTED, OF:
Invesco Balanced Multi-Asset Allocation ETF (PSMB)
Invesco Conservative Multi-Asset Allocation ETF (PSMC)
Invesco Growth Multi-Asset Allocation ETF (PSMG)
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
(each, a “Fund” and collectively, the “Funds”)
Effective March 28, 2023, Jacob Borbidge and Duy Nguyen are no longer portfolio managers of the Funds. Accordingly, all information and references related to Messrs. Borbidge and Nguyen are removed from the Statement of Additional Information.
In addition, effective March 28, 2023, Alessio de Longis has been added as a portfolio manager of the Funds. The Statement of Additional Information is revised as described below.
1. The following disclosure is added to the section titled “Management – Portfolio Managers”:
As of February 28, 2023, Mr. de Longis managed 10 registered investment companies with a total of approximately $3.0 billion in assets, 1 other pooled investment vehicle with a total of approximately $6.1 million in assets and 1 other account with a total of approximately $105.5 million in assets.
2. The following disclosure is added to the section titled “Management – Portfolio Holdings”:
As of February 28, 2023, Mr. de Longis did not beneficially own any securities of the Funds.
Please Retain This Supplement For Future Reference.
ACTIVE-SOAI-SUP 040523